News Release

Trustmark Corporation Announces Third Quarter 2010 Financial Results
and Declares $0.23 Quarterly Cash Dividend

Jackson, Miss. – October 26, 2010 – Trustmark Corporation (NASDAQ:TRMK) announced net income available to common shareholders of $25.9 million in the third quarter of 2010, which represented basic earnings per common share of $0.40.  Trustmark’s third quarter net income produced a return on average tangible common equity of 12.38%.  During the first nine months of 2010, Trustmark’s net income available to common shareholders totaled $75.5 million, which represented basic earnings per common share of $1.18.  Trustmark’s performance during the first nine months of 2010 resulted in a return on average tangible common equity of 12.43%.  Trustmark’s Board of Directors declared a quarterly cash dividend of $0.23 per common share.  The dividend is payable December 15, 2010, to shareholders of record on December 1, 2010.

Richard G. Hickson, Chairman and CEO, stated, “Trustmark continued to produce strong financial results as reflected by robust net interest income, diversified noninterest income, and disciplined expense management.  We look forward to the future as solid earnings, coupled with the strength of Trustmark’s human and financial capital, have positioned us to take advantage of opportunities in the marketplace to build shareholder value.”

Credit Quality
•	Provision for loan losses totaled $12.3 million
•	Nonperforming assets declined, reflecting reduced foreclosed other real estate

Net charge-offs during the quarter totaled $18.5 million, or 1.18% of average loans, and the provision for loan losses totaled $12.3 million.  During the third quarter, Trustmark experienced a $21.1 million reduction in classified loans, including a $14.8 million decline in its Florida market, relative to the prior quarter.  This reduction in classified loans, coupled with a lower migration of new classified loans, resulted in provisioning being less than net charge-offs during the third quarter.

Allocation of Trustmark’s $94.5 million allowance for loan losses represented 1.97% of commercial loans and 0.81% of consumer and home mortgage loans, resulting in an allowance to total loans of 1.57% as of September 30, 2010.  The allowance for loan losses represented 140.9% of nonperforming loans, excluding impaired loans which have been charged down to fair value.

Trustmark continues to make significant progress in the resolution of its construction and land development portfolio in Florida.  During the last 12 months, this portfolio has been reduced by 31.2% to $145.9 million.  At September 30, 2010, Florida nonimpaired construction and land development loans totaled $116.1 million with an associated reserve for loan losses of $13.0 million, or 11.18%.  Managing credit risks resulting from current economic and real estate market conditions continues to be a primary focus for Trustmark.

At September 30, 2010, nonperforming assets totaled $244.0 million, a decrease of $7.2 million, or 2.9%, from the prior quarter.  Nonperforming loans decreased $562 thousand relative to the prior quarter to total $159.3 million, or 2.54% of total loans.  Foreclosed real estate decreased $6.7 million, or 7.3%, from the prior quarter to total $84.7 million.

Capital Strength
•	Tangible common equity to tangible assets increased to 9.34%
•	Total risk-based capital increased to 15.75%

The fundamental strengths of Trustmark’s diversified financial services business were reflected in pre-tax, pre-provision earnings of $47.1 million in the third quarter of 2010.  Consistent profitability and sound balance sheet management continued to be reflected in Trustmark’s solid capital position.  At September 30, 2010, tangible common equity totaled $850.5 million and represented 9.34% of tangible assets.  Total risk-based capital increased to 15.75%, significantly exceeding the 10% regulatory requirement to be classified as “well-capitalized.”  Trustmark’s strong capital base provides strategic flexibility to support organic growth as well as acquisition opportunities that strengthen the value of the franchise.

Balance Sheet Management
•	Average earning assets remained stable at $8.2 billion
•	Net interest income (FTE) totaled $90.9 million

Average loans during the third quarter totaled $6.2 billion, a decline of $70.2 million from the prior quarter, and reflected continued efforts to reduce exposure to construction and land development lending as well as the decision to discontinue indirect auto financing.  Current economic conditions also reduced demand for credit.  Average investment securities during the third quarter increased $45.7 million to $1.9 billion.  As a result, average earning assets remained stable at $8.2 billion during the third quarter.

Average deposits totaled $7.1 billion during the third quarter, a decrease of $92.7 million relative to the prior quarter.  During this period, average interest bearing deposits declined $185.7 million while average noninterest-bearing deposits increased $93.0 million.  Lower deposit costs continued to reflect Trustmark’s strong liquidity while disciplined loan pricing and required minimum loan rates have sustained   loan yields.  As a result, net interest income (FTE) totaled $90.9 million, resulting in a net interest margin of 4.39% during the third quarter.

Noninterest Income
•	Noninterest income (excluding security gains) increased to $44.0 million
•	Fee income represented 32.6% of total revenue

Mortgage banking income during the third quarter totaled $9.9 million, an increase of $1.0 million from the prior quarter.  During the third quarter, mortgage production exceeded $450 million, a 52.5% increase relative to the prior quarter.  Performance in mortgage banking continued to reflect stable mortgage servicing income, solid secondary marketing gains, and successful hedging initiatives.  In addition, Trustmark has not experienced any significant mortgage repurchase activity. Trustmark operates a conservative, full service mortgage banking business and is confident in its mortgage foreclosure processes.  Trustmark has not engaged in "robo-signing" and has not participated in private label securitizations, both of which have been a cause of concern in the mortgage industry.  Trustmark works diligently to keep borrowers in their homes, resorting to foreclosure only as a last option.

In addition to growth in mortgage banking income, service charges on deposit accounts totaled $14.5 million, reflecting an increase from the prior quarter as well as from levels one year earlier.  Insurance revenue totaled $7.7 million, an increase of $862 thousand from the prior quarter while wealth management income totaled $5.2 million.  Bank card and other fees remained stable at $6.2 million in the third quarter.

Noninterest Expense
•	Foreclosure expense totaled $8.7 million
•	Noninterest expense remained well-controlled

Trustmark has substantially completed its 2010 reappraisal of the Florida other real estate (ORE) portfolio.  Year-to-date, Florida ORE balances declined 31% to total $31.7 million at September 30, 2010, and represents approximately 37% of the Corporation’s ORE.  Collectively, Trustmark’s Florida ORE has been written down by approximately 50% from the point at which the loans failed to perform in accordance with contractual terms.   ORE in Trustmark’s Mississippi, Tennessee and Texas markets, which represent approximately 63% of the Corporation’s total, did not experience a significant increase in real estate prices during the current economic cycle as did Florida.  Excluding ORE expense, core noninterest expense remained well-controlled, increasing less than 1% from the prior quarter.

ADDITIONAL INFORMATION
As previously announced, Trustmark will conduct a conference call with analysts on Wednesday, October 27 at 10:00 a.m. Central Time to discuss the Corporation’s financial results. Interested parties may listen to the conference call by dialing (800) 860-2442, passcode 436565 or by clicking on the link provided under the Investor Relations section of our website at www.trustmark.com.  A replay of the conference call will also be available through Thursday, November 4, 2010 in archived format at the same web address or by calling (877) 344-7529, passcode 436565.

Trustmark is a financial services company providing banking and financial solutions through over 150 offices in Florida, Mississippi, Tennessee and Texas.

FORWARD-LOOKING STATEMENTS
Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition.  Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of new products and lines of business, natural disasters, environmental disasters, acts of war or terrorism and other risks described in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Trustmark Investor Contacts:
Louis E. Greer
Treasurer and
Principal Financial Officer
601-208-2310

F. Joseph Rein, Jr.
Senior Vice President
601-208-6898

Trustmark Media Contact:
Melanie A. Morgan
Senior Vice President
601-208-2979

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION September 30, 2010 ($ in thousands) (unaudited)

				Linked Quarter		Year over Year
QUARTERLY AVERAGE BALANCES	9/30/2010	6/30/2010	9/30/2009	$ Change	% Change	$ Change	% Change
Securities AFS-taxable	$1,654,335	$1,586,165	$1,377,318	$68,170	4.3%	$277,017	20.1%
Securities AFS-nontaxable	111,959	110,969	89,259	990	0.9%	22,700	25.4%
Securities HTM-taxable	143,124	162,691	191,934	(19,567)	-12.0%	(48,810)	-25.4%
Securities HTM-nontaxable	37,703	41,628	55,440	(3,925)	-9.4%	(17,737)	-32.0%
Total securities	1,947,121	1,901,453	1,713,951	45,668	2.4%	233,170	13.6%
Loans (including loans held for sale)	6,230,961	6,301,201	6,693,482	(70,240)	-1.1%	(462,521)	-6.9%
Fed funds sold and rev repos	8,418	7,478	12,821	940	12.6%	(4,403)	-34.3%
Other earning assets	33,615	38,764	43,894	(5,149)	-13.3%	(10,279)	-23.4%
Total earning assets	8,220,115	8,248,896	8,464,148	(28,781)	-0.3%	(244,033)	-2.9%
Allowance for loan losses	(102,528)	(104,814)	(102,545)	2,286	-2.2%	17	0.0%
Cash and due from banks	214,736	207,670	205,361	7,066	3.4%	9,375	4.6%
Other assets	885,600	898,749	871,477	(13,149)	-1.5%	14,123	1.6%
Total assets	$9,217,923	$9,250,501	$9,438,441	$(32,578)	-0.4%	$(220,518)	-2.3%

Interest-bearing demand deposits	$1,363,377	$1,306,783	$1,148,537	$56,594	4.3%	$214,840	18.7%
Savings deposits	1,888,121	2,066,612	1,797,421	(178,491)	-8.6%	90,700	5.0%
Time deposits less than $100,000	1,276,088	1,307,611	1,434,097	(31,523)	-2.4%	(158,009)	-11.0%
Time deposits of $100,000 or more	957,148	989,397	1,095,431	(32,249)	-3.3%	(138,283)	-12.6%
Total interest-bearing deposits	5,484,734	5,670,403	5,475,486	(185,669)	-3.3%	9,248	0.2%
Fed funds purchased and repos	522,523	495,904	644,012	26,619	5.4%	(121,489)	-18.9%
Short-term borrowings	202,017	181,669	263,891	20,348	11.2%	(61,874)	-23.4%
Long-term FHLB advances	-	15,833	75,000	(15,833)	-100.0%	(75,000)	-100.0%
Subordinated notes	49,793	49,785	49,760	8	0.0%	33	0.1%
Junior subordinated debt securities	70,104	70,104	70,104	-	0.0%	-	0.0%
Total interest-bearing liabilities	6,329,171	6,483,698	6,578,253	(154,527)	-2.4%	(249,082)	-3.8%
Noninterest-bearing deposits	1,629,122	1,536,153	1,529,381	92,969	6.1%	99,741	6.5%
Other liabilities	104,576	91,715	113,820	12,861	14.0%	(9,244)	-8.1%
Total liabilities	8,062,869	8,111,566	8,221,454	(48,697)	-0.6%	(158,585)	-1.9%
Preferred equity	-	-	206,308	-	n/m	(206,308)	-100.0%
Common equity	1,155,054	1,138,935	1,010,679	16,119	1.4%	144,375	14.3%
Total shareholders' equity	1,155,054	1,138,935	1,216,987	16,119	1.4%	(61,933)	-5.1%
Total liabilities and equity	$9,217,923	$9,250,501	$9,438,441	$(32,578)	-0.4%	$(220,518)	-2.3%

				Linked Quarter		Year over Year
PERIOD END BALANCES	9/30/2010	6/30/2010	9/30/2009	$ Change	% Change	$ Change	% Change
Cash and due from banks	$196,136	$186,365	$191,449	$9,771	5.2%	$4,687	2.4%
Fed funds sold and rev repos	6,655	5,713	8,551	942	16.5%	(1,896)	-22.2%
Securities available for sale	1,968,624	1,786,710	1,528,625	181,914	10.2%	439,999	28.8%
Securities held to maturity	168,849	192,860	242,603	(24,011)	-12.4%	(73,754)	-30.4%
Loans held for sale	268,137	218,369	237,152	49,768	22.8%	30,985	13.1%
Loans	5,998,704	6,054,995	6,382,440	(56,291)	-0.9%	(383,736)	-6.0%
Allowance for loan losses	(94,458)	(100,656)	(103,016)	6,198	-6.2%	8,558	-8.3%
Net Loans	5,904,246	5,954,339	6,279,424	(50,093)	-0.8%	(375,178)	-6.0%
Premises and equipment, net	143,393	143,536	148,656	(143)	-0.1%	(5,263)	-3.5%
Mortgage servicing rights	41,972	43,044	56,042	(1,072)	-2.5%	(14,070)	-25.1%
Goodwill	291,104	291,104	291,104	-	0.0%	-	0.0%
Identifiable intangible assets	17,181	18,062	20,819	(881)	-4.9%	(3,638)	-17.5%
Other assets	410,608	404,443	364,073	6,165	1.5%	46,535	12.8%
Total assets	$9,416,905	$9,244,545	$9,368,498	$172,360	1.9%	$48,407	0.5%

Deposits:
Noninterest-bearing	$1,709,311	$1,539,598	$1,493,424	$169,713	11.0%	$215,887	14.5%
Interest-bearing	5,316,025	5,599,796	5,377,011	(283,771)	-5.1%	(60,986)	-1.1%
Total deposits	7,025,336	7,139,394	6,870,435	(114,058)	-1.6%	154,901	2.3%
Fed funds purchased and repos	633,065	492,367	645,057	140,698	28.6%	(11,992)	-1.9%
Short-term borrowings	318,457	208,136	315,105	110,321	53.0%	3,352	1.1%
Long-term FHLB advances	-	-	75,000	-	n/m	(75,000)	n/m
Subordinated notes	49,798	49,790	49,766	8	0.0%	32	0.1%
Junior subordinated debt securities	70,104	70,104	70,104	-	0.0%	-	0.0%
Other liabilities	161,353	142,374	121,670	18,979	13.3%	39,683	32.6%
Total liabilities	8,258,113	8,102,165	8,147,137	155,948	1.9%	110,976	1.4%
Preferred stock	-	-	206,461	-	n/m	(206,461)	-100.0%
Common stock	13,311	13,311	11,968	-	0.0%	1,343	11.2%
Capital surplus	254,288	253,133	145,352	1,155	0.5%	108,936	74.9%
Retained earnings	881,545	870,532	854,508	11,013	1.3%	27,037	3.2%
Accum other comprehensive
income (loss), net of tax	9,648	5,404	3,072	4,244	78.5%	6,576	n/m
Total shareholders' equity	1,158,792	1,142,380	1,221,361	16,412	1.4%	(62,569)	-5.1%
Total liabilities and equity	$9,416,905	$9,244,545	$9,368,498	$172,360	1.9%	$48,407	0.5%

n/m - percentage changes greater than +/- 100% are considered not meaningful

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION September 30, 2010 ($ in thousands except per share data) (unaudited)

	Quarter Ended			Linked Quarter		Year over Year
INCOME STATEMENTS	9/30/2010	6/30/2010	9/30/2009	$ Change	% Change	$ Change	% Change
Interest and fees on loans-FTE	$83,374	$84,362	$89,672	$(988)	-1.2%	$(6,298)	-7.0%
Interest on securities-taxable	18,641	19,626	19,524	(985)	-5.0%	(883)	-4.5%
Interest on securities-tax exempt-FTE	2,080	2,151	2,172	(71)	-3.3%	(92)	-4.2%
Interest on fed funds sold and rev repos	9	7	16	2	28.6%	(7)	-43.8%
Other interest income	332	366	381	(34)	-9.3%	(49)	-12.9%
Total interest income-FTE	104,436	106,512	111,765	(2,076)	-1.9%	(7,329)	-6.6%
Interest on deposits	11,609	12,785	18,403	(1,176)	-9.2%	(6,794)	-36.9%
Interest on fed funds pch and repos	294	260	282	34	13.1%	12	4.3%
Other interest expense	1,631	1,597	1,786	34	2.1%	(155)	-8.7%
Total interest expense	13,534	14,642	20,471	(1,108)	-7.6%	(6,937)	-33.9%
Net interest income-FTE	90,902	91,870	91,294	(968)	-1.1%	(392)	-0.4%
Provision for loan losses	12,259	10,398	15,770	1,861	17.9%	(3,511)	-22.3%
Net interest income after provision-FTE	78,643	81,472	75,524	(2,829)	-3.5%	3,119	4.1%
Service charges on deposit accounts	14,493	14,220	14,157	273	1.9%	336	2.4%
Insurance commissions	7,746	6,884	7,894	862	12.5%	(148)	-1.9%
Wealth management	5,199	5,558	5,589	(359)	-6.5%	(390)	-7.0%
Bank card and other fees	6,235	6,417	5,620	(182)	-2.8%	615	10.9%
Mortgage banking, net	9,861	8,910	8,871	951	10.7%	990	11.2%
Other, net	441	1,103	994	(662)	-60.0%	(553)	-55.6%
Nonint inc-excl sec gains, net	43,975	43,092	43,125	883	2.0%	850	2.0%
Security gains, net	4	1,855	1,014	(1,851)	-99.8%	(1,010)	-99.6%
Total noninterest income	43,979	44,947	44,139	(968)	-2.2%	(160)	-0.4%
Salaries and employee benefits	44,034	43,282	42,629	752	1.7%	1,405	3.3%
Services and fees	10,709	10,523	10,124	186	1.8%	585	5.8%
Net occupancy-premises	4,961	4,917	4,862	44	0.9%	99	2.0%
Equipment expense	4,356	4,247	4,104	109	2.6%	252	6.1%
Other expense	20,363	21,459	17,515	(1,096)	-5.1%	2,848	16.3%
Total noninterest expense	84,423	84,428	79,234	(5)	0.0%	5,189	6.5%
Income before income taxes and tax eq adj	38,199	41,991	40,429	(3,792)	-9.0%	(2,230)	-5.5%
Tax equivalent adjustment	3,335	3,384	2,417	(49)	-1.4%	918	38.0%
Income before income taxes	34,864	38,607	38,012	(3,743)	-9.7%	(3,148)	-8.3%
Income taxes	9,004	12,446	12,502	(3,442)	-27.7%	(3,498)	-28.0%
Net income	25,860	26,161	25,510	(301)	-1.2%	350	1.4%

Preferred stock dividends	-	-	2,688	-	n/m	(2,688)	-100.0%
Accretion of preferred stock discount	-	-	452	-	n/m	(452)	-100.0%
Net income available to common shareholders	$25,860	$26,161	$22,370	$(301)	-1.2%	$3,490	15.6%

Per common share data
Earnings per share - basic	$0.40	$0.41	$0.39	$(0.01)	-2.4%	$0.01	2.6%

Earnings per share - diluted	$0.40	$0.41	$0.39	$(0.01)	-2.4%	$0.01	2.6%

Dividends per share	$0.23	$0.23	$0.23	$-	0.0%	$-	0.0%

Weighted average common shares outstanding
Basic	63,885,647	63,872,879	57,431,128

Diluted	64,066,798	64,054,171	57,559,492

Period end common shares outstanding	63,885,959	63,885,403	57,440,047

OTHER FINANCIAL DATA
Return on common equity	8.88%	9.21%	8.78%
Return on average tangible common equity	12.38%	12.92%	13.06%
Return on equity	8.88%	9.21%	8.32%
Return on assets	1.11%	1.13%	1.07%
Interest margin - Yield - FTE	5.04%	5.18%	5.24%
Interest margin - Cost	0.65%	0.71%	0.96%
Net interest margin - FTE	4.39%	4.47%	4.28%
Efficiency ratio	62.59%	62.56%	58.95%
Full-time equivalent employees	2,501	2,527	2,550

COMMON STOCK PERFORMANCE
Market value-Close	$21.74	$20.82	$19.05
Common book value	$18.14	$17.88	$17.67
Tangible common book value	$13.31	$13.04	$12.24

n/m - percentage changes greater than +/- 100% are considered not meaningful

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION September 30, 2010 ($ in thousands) (unaudited)

	Quarter Ended			Linked Quarter		Year over Year
NONPERFORMING ASSETS	9/30/2010	6/30/2010	9/30/2009	$ Change	% Change	$ Change	% Change
Nonaccrual loans
Florida	$65,759	$74,954	$72,063	$(9,195)	-12.3%	$(6,304)	-8.7%
Mississippi (1)	48,962	39,924	28,470	9,038	22.6%	20,492	72.0%
Tennessee (2)	9,207	9,778	11,481	(571)	-5.8%	(2,274)	-19.8%
Texas	35,388	35,222	26,490	166	0.5%	8,898	33.6%
Total nonaccrual loans	159,316	159,878	138,504	(562)	-0.4%	20,812	15.0%
Other real estate
Florida	31,665	31,814	34,030	(149)	-0.5%	(2,365)	-6.9%
Mississippi (1)	24,548	28,020	22,932	(3,472)	-12.4%	1,616	7.0%
Tennessee (2)	16,456	12,493	9,809	3,963	31.7%	6,647	67.8%
Texas	12,053	19,073	4,918	(7,020)	-36.8%	7,135	n/m
Total other real estate	84,722	91,400	71,689	(6,678)	-7.3%	13,033	18.2%
Total nonperforming assets	$244,038	$251,278	$210,193	$(7,240)	-2.9%	$33,845	16.1%

LOANS PAST DUE OVER 90 DAYS
Loans held for investment	$5,795	$6,057	$6,854	$(262)	-4.3%	$(1,059)	-15.5%

Loans HFS-Guaranteed GNMA serviced loans
(no obligation to repurchase)	$50,246	$49,712	$36,686	$534	1.1%	$13,560	37.0%

	Quarter Ended			Linked Quarter		Year over Year
ALLOWANCE FOR LOAN LOSSES	9/30/2010	6/30/2010	9/30/2009	$ Change	% Change	$ Change	% Change
Beginning Balance	$100,656	$101,643	$101,751	$(987)	-1.0%	$(1,095)	-1.1%
Provision for loan losses	12,259	10,398	15,770	1,861	17.9%	(3,511)	-22.3%
Charge-offs	(21,942)	(14,297)	(18,687)	(7,645)	53.5%	(3,255)	17.4%
Recoveries	3,485	2,912	4,182	573	19.7%	(697)	-16.7%
Net charge-offs	(18,457)	(11,385)	(14,505)	(7,072)	62.1%	(3,952)	27.2%
Ending Balance	$94,458	$100,656	$103,016	$(6,198)	-6.2%	$(8,558)	-8.3%

PROVISION FOR LOAN LOSSES
Florida	$4,520	$2,432	$(3,295)	$2,088	85.9%	$7,815	n/m
Mississippi (1)	4,398	3,430	12,009	968	28.2%	(7,611)	-63.4%
Tennessee (2)	(172)	3,560	159	(3,732)	n/m	(331)	n/m
Texas	3,513	976	6,897	2,537	n/m	(3,384)	-49.1%
Total provision for loan losses	$12,259	$10,398	$15,770	$1,861	17.9%	$(3,511)	-22.3%

NET CHARGE-OFFS
Florida	$8,951	$5,880	$131	$3,071	52.2%	$8,820	n/m
Mississippi (1)	3,879	3,885	9,629	(6)	-0.2%	(5,750)	-59.7%
Tennessee (2)	3,475	1,031	872	2,444	n/m	2,603	n/m
Texas	2,152	589	3,873	1,563	n/m	(1,721)	-44.4%
Total net charge-offs	$18,457	$11,385	$14,505	$7,072	62.1%	$3,952	27.2%

CREDIT QUALITY RATIOS
Net charge offs/average loans	1.18%	0.72%	0.86%
Provision for loan losses/average loans	0.78%	0.66%	0.93%
Nonperforming loans/total loans (incl LHFS)	2.54%	2.55%	2.09%
Nonperforming assets/total loans (incl LHFS)	3.89%	4.01%	3.18%
Nonperforming assets/total loans (incl LHFS) +ORE	3.84%	3.95%	3.14%
ALL/total loans (excl LHFS)	1.57%	1.66%	1.61%
ALL-commercial/total commercial loans	1.97%	2.10%	2.08%
ALL-consumer/total consumer and home mortgage loans	0.81%	0.82%	0.76%
ALL/nonperforming loans	59.29%	62.96%	74.38%
ALL/nonperforming loans -
(excl impaired loans with no specific reserves)	140.94%	148.86%	117.93%

CAPITAL RATIOS
Total equity/total assets	12.31%	12.36%	13.04%
Common equity/total assets	12.31%	12.36%	10.83%
Tangible common equity/tangible assets	9.34%	9.32%	7.76%
Tangible common equity/risk-weighted assets	12.78%	12.51%	10.15%
Tier 1 leverage ratio	10.26%	10.07%	10.70%
Tier 1 common risk-based capital ratio	12.72%	12.51%	10.15%
Tier 1 risk-based capital ratio	13.75%	13.53%	14.11%
Total risk-based capital ratio	15.75%	15.53%	16.09%

(1) - Mississippi includes Central and Southern Mississippi Regions
(2) - Tennessee includes Memphis, Tennessee and Northern Mississippi Regions
n/m - percentage changes greater than +/- 100% are considered not meaningful

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION September 30, 2010 ($ in thousands) (unaudited)

	Quarter Ended					Nine Months Ended
AVERAGE BALANCES	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009	9/30/2010	9/30/2009
Securities AFS-taxable	$1,654,335	$1,586,165	$1,514,029	$1,369,022	$1,377,318	$1,585,357	$1,425,514
Securities AFS-nontaxable	111,959	110,969	105,067	98,456	89,259	109,357	67,786
Securities HTM-taxable	143,124	162,691	179,076	202,235	191,934	161,499	188,193
Securities HTM-nontaxable	37,703	41,628	46,852	50,411	55,440	42,027	61,261
Total securities	1,947,121	1,901,453	1,845,024	1,720,124	1,713,951	1,898,240	1,742,754
Loans (including loans held for sale)	6,230,961	6,301,201	6,412,671	6,544,448	6,693,482	6,314,279	6,851,047
Fed funds sold and rev repos	8,418	7,478	10,438	10,609	12,821	8,771	16,582
Other earning assets	33,615	38,764	46,199	44,197	43,894	39,480	43,833
Total earning assets	8,220,115	8,248,896	8,314,332	8,319,378	8,464,148	8,260,770	8,654,216
Allowance for loan losses	(102,528)	(104,814)	(106,200)	(105,223)	(102,545)	(104,501)	(102,357)
Cash and due from banks	214,736	207,670	216,305	199,586	205,361	212,898	219,709
Other assets	885,600	898,749	910,401	855,714	871,477	898,159	833,456
Total assets	$9,217,923	$9,250,501	$9,334,838	$9,269,455	$9,438,441	$9,267,326	$9,605,024

Interest-bearing demand deposits	$1,363,377	$1,306,783	$1,270,827	$1,134,995	$1,148,537	$1,314,001	$1,132,994
Savings deposits	1,888,121	2,066,612	1,953,711	1,801,870	1,797,421	1,969,241	1,827,562
Time deposits less than $100,000	1,276,088	1,307,611	1,356,469	1,422,270	1,434,097	1,313,094	1,470,794
Time deposits of $100,000 or more	957,148	989,397	1,014,027	1,039,565	1,095,431	986,649	1,088,900
Total interest-bearing deposits	5,484,734	5,670,403	5,595,034	5,398,700	5,475,486	5,582,985	5,520,250
Fed funds purchased and repos	522,523	495,904	600,826	579,616	644,012	539,464	635,799
Short-term borrowings	202,017	181,669	199,550	238,060	263,891	194,421	416,031
Long-term FHLB advances	-	15,833	75,000	75,000	75,000	30,003	69,505
Subordinated notes	49,793	49,785	49,777	49,769	49,760	49,785	49,752
Junior subordinated debt securities	70,104	70,104	70,104	70,104	70,104	70,104	70,104
Total interest-bearing liabilities	6,329,171	6,483,698	6,590,291	6,411,249	6,578,253	6,466,762	6,761,441
Noninterest-bearing deposits	1,629,122	1,536,153	1,535,209	1,533,588	1,529,381	1,567,172	1,518,496
Other liabilities	104,576	91,715	85,982	118,906	113,820	94,161	119,468
Total liabilities	8,062,869	8,111,566	8,211,482	8,063,743	8,221,454	8,128,095	8,399,405
Preferred equity	-	-	-	157,270	206,308	-	205,865
Common equity	1,155,054	1,138,935	1,123,356	1,048,442	1,010,679	1,139,231	999,754
Total shareholders' equity	1,155,054	1,138,935	1,123,356	1,205,712	1,216,987	1,139,231	1,205,619
Total liabilities and equity	$9,217,923	$9,250,501	$9,334,838	$9,269,455	$9,438,441	$9,267,326	$9,605,024

PERIOD END BALANCES	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009
Cash and due from banks	$196,136	$186,365	$191,973	$213,519	$191,449
Fed funds sold and rev repos	6,655	5,713	11,599	6,374	8,551
Securities available for sale	1,968,624	1,786,710	1,706,565	1,684,396	1,528,625
Securities held to maturity	168,849	192,860	215,888	232,984	242,603
Loans held for sale	268,137	218,369	176,682	226,225	237,152
Loans	5,998,704	6,054,995	6,170,878	6,319,797	6,382,440
Allowance for loan losses	(94,458)	(100,656)	(101,643)	(103,662)	(103,016)
Net Loans	5,904,246	5,954,339	6,069,235	6,216,135	6,279,424
Premises and equipment, net	143,393	143,536	145,113	147,488	148,656
Mortgage servicing rights	41,972	43,044	50,037	50,513	56,042
Goodwill	291,104	291,104	291,104	291,104	291,104
Identifiable intangible assets	17,181	18,062	18,944	19,825	20,819
Other assets	410,608	404,443	416,075	437,455	364,073
Total assets	$9,416,905	$9,244,545	$9,293,215	$9,526,018	$9,368,498

Deposits:
Noninterest-bearing	$1,709,311	$1,539,598	$1,511,080	$1,685,187	$1,493,424
Interest-bearing	5,316,025	5,599,796	5,635,973	5,503,278	5,377,011
Total deposits	7,025,336	7,139,394	7,147,053	7,188,465	6,870,435
Fed funds purchased and repos	633,065	492,367	571,711	653,032	645,057
Short-term borrowings	318,457	208,136	132,784	253,957	315,105
Long-term FHLB advances	-	-	75,000	75,000	75,000
Subordinated notes	49,798	49,790	49,782	49,774	49,766
Junior subordinated debt securities	70,104	70,104	70,104	70,104	70,104
Other liabilities	161,353	142,374	118,252	125,626	121,670
Total liabilities	8,258,113	8,102,165	8,164,686	8,415,958	8,147,137
Preferred stock	-	-	-	-	206,461
Common stock	13,311	13,311	13,302	13,267	11,968
Capital surplus	254,288	253,133	250,365	244,864	145,352
Retained earnings	881,545	870,532	860,398	853,553	854,508
Accum other comprehensive
income (loss), net of tax	9,648	5,404	4,464	(1,624)	3,072
Total shareholders' equity	1,158,792	1,142,380	1,128,529	1,110,060	1,221,361
Total liabilities and equity	$9,416,905	$9,244,545	$9,293,215	$9,526,018	$9,368,498

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION September 30, 2010 ($ in thousands execpt per share data) (unaudited)

	Quarter Ended					Nine Months Ended
INCOME STATEMENTS	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009	9/30/2010	9/30/2009
Interest and fees on loans-FTE	$83,374	$84,362	$84,127	$87,640	$89,672	$251,863	$273,706
Interest on securities-taxable	18,641	19,626	19,735	19,093	19,524	58,002	61,622
Interest on securities-tax exempt-FTE	2,080	2,151	2,180	2,183	2,172	6,411	6,046
Interest on fed funds sold and rev repos	9	7	8	12	16	24	54
Other interest income	332	366	383	377	381	1,081	1,037
Total interest income-FTE	104,436	106,512	106,433	109,305	111,765	317,381	342,465
Interest on deposits	11,609	12,785	13,904	16,513	18,403	38,298	62,373
Interest on fed funds pch and repos	294	260	226	215	282	780	918
Other interest expense	1,631	1,597	1,592	1,716	1,786	4,820	6,118
Total interest expense	13,534	14,642	15,722	18,444	20,471	43,898	69,409
Net interest income-FTE	90,902	91,870	90,711	90,861	91,294	273,483	273,056
Provision for loan losses	12,259	10,398	15,095	17,709	15,770	37,752	59,403
Net interest income after provision-FTE	78,643	81,472	75,616	73,152	75,524	235,731	213,653
Service charges on deposit accounts	14,493	14,220	12,977	14,118	14,157	41,690	39,969
Insurance commissions	7,746	6,884	6,837	6,391	7,894	21,467	22,688
Wealth management	5,199	5,558	5,355	5,438	5,589	16,112	16,641
Bank card and other fees	6,235	6,417	5,880	5,951	5,620	18,532	17,090
Mortgage banking, net	9,861	8,910	6,072	6,552	8,871	24,843	22,321
Other, net	441	1,103	879	1,814	994	2,423	3,802
Nonint inc-excl sec gains, net	43,975	43,092	38,000	40,264	43,125	125,067	122,511
Security gains, net	4	1,855	369	19	1,014	2,228	5,448
Total noninterest income	43,979	44,947	38,369	40,283	44,139	127,295	127,959
Salaries and employee benefits	44,034	43,282	42,854	42,209	42,629	130,170	127,043
Services and fees	10,709	10,523	10,255	9,919	10,124	31,487	30,373
Net occupancy-premises	4,961	4,917	5,034	5,063	4,862	14,912	14,988
Equipment expense	4,356	4,247	4,303	4,084	4,104	12,906	12,378
Other expense	20,363	21,459	13,915	14,372	17,515	55,737	47,830
Total noninterest expense	84,423	84,428	76,361	75,647	79,234	245,212	232,612
Income before income taxes and tax eq adj	38,199	41,991	37,624	37,788	40,429	117,814	109,000
Tax equivalent adjustment	3,335	3,384	3,293	2,569	2,417	10,012	7,139
Income before income taxes	34,864	38,607	34,331	35,219	38,012	107,802	101,861
Income taxes	9,004	12,446	10,876	10,742	12,502	32,326	33,291
Net income	25,860	26,161	23,455	24,477	25,510	75,476	68,570

Preferred stock dividends	-	-	-	2,061	2,688	-	8,063
Accretion of preferred stock discount	-	-	-	8,539	452	-	1,335
Net income available to common shareholders	$25,860	$26,161	$23,455	$13,877	$22,370	$75,476	$59,172

Per common share data
Earnings per share - basic	$0.40	$0.41	$0.37	$0.23	$0.39	$1.18	$1.03

Earnings per share - diluted	$0.40	$0.41	$0.37	$0.23	$0.39	$1.18	$1.03

Dividends per share	$0.23	$0.23	$0.23	$0.23	$0.23	$0.69	$0.69

Weighted average common shares outstanding
Basic	63,885,647	63,872,879	63,743,302	59,131,451	57,431,128	63,834,464	57,396,461

Diluted	64,066,798	64,054,171	63,933,333	59,287,459	57,559,492	64,016,341	57,496,230

Period end common shares outstanding	63,885,959	63,885,403	63,844,500	63,673,839	57,440,047	63,885,959	57,440,047

OTHER FINANCIAL DATA
Return on common equity	8.88%	9.21%	8.47%	5.25%	8.78%	8.86%	7.91%
Return on average tangible common equity	12.38%	12.92%	11.98%	7.80%	13.06%	12.43%	11.89%
Return on equity	8.88%	9.21%	8.47%	8.05%	8.32%	8.86%	7.60%
Return on assets	1.11%	1.13%	1.02%	1.05%	1.07%	1.09%	0.95%
Interest margin - Yield - FTE	5.04%	5.18%	5.19%	5.21%	5.24%	5.14%	5.29%
Interest margin - Cost	0.65%	0.71%	0.77%	0.88%	0.96%	0.71%	1.07%
Net interest margin - FTE	4.39%	4.47%	4.42%	4.33%	4.28%	4.43%	4.22%
Efficiency ratio	62.59%	62.56%	59.33%	57.69%	58.95%	61.53%	57.70%
Full-time equivalent employees	2,501	2,527	2,506	2,524	2,550

COMMON STOCK PERFORMANCE
Market value-Close	$21.74	$20.82	$24.43	$22.54	$19.05
Common book value	$18.14	$17.88	$17.68	$17.43	$17.67
Tangible common book value	$13.31	$13.04	$12.82	$12.55	$12.24

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION September 30, 2010 ($ in thousands) (unaudited)

	Quarter Ended
NONPERFORMING ASSETS	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009
Nonaccrual loans
Florida	$65,759	$74,954	$79,687	$74,159	$72,063
Mississippi (1)	48,962	39,924	41,795	31,050	28,470
Tennessee (2)	9,207	9,778	12,673	12,749	11,481
Texas	35,388	35,222	31,354	23,204	26,490
Total nonaccrual loans	159,316	159,878	165,509	141,162	138,504
Other real estate
Florida	31,665	31,814	40,145	45,927	34,030
Mississippi (1)	24,548	28,020	23,082	22,373	22,932
Tennessee (2)	16,456	12,493	9,769	10,105	9,809
Texas	12,053	19,073	18,180	11,690	4,918
Total other real estate	84,722	91,400	91,176	90,095	71,689
Total nonperforming assets	$244,038	$251,278	$256,685	$231,257	$210,193

LOANS PAST DUE OVER 90 DAYS
Loans held for investment	$5,795	$6,057	$8,411	$8,901	$6,854

Loans HFS-Guaranteed GNMA serviced loans
(no obligation to repurchase)	$50,246	$49,712	$48,571	$46,661	$36,686

	Quarter Ended					Nine Months Ended
ALLOWANCE FOR LOAN LOSSES	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009	9/30/2010	9/30/2009
Beginning Balance	$100,656	$101,643	$103,662	$103,016	$101,751	$103,662	$94,922
Provision for loan losses	12,259	10,398	15,095	17,709	15,770	37,752	59,403
Charge-offs	(21,942)	(14,297)	(19,775)	(20,139)	(18,687)	(56,014)	(60,572)
Recoveries	3,485	2,912	2,661	3,076	4,182	9,058	9,263
Net charge-offs	(18,457)	(11,385)	(17,114)	(17,063)	(14,505)	(46,956)	(51,309)
Ending Balance	$94,458	$100,656	$101,643	$103,662	$103,016	$94,458	$103,016

PROVISION FOR LOAN LOSSES
Florida	$4,520	$2,432	$5,501	$11,371	$(3,295)	$12,453	$36,353
Mississippi (1)	4,398	3,430	3,748	6,310	12,009	11,576	15,351
Tennessee (2)	(172)	3,560	1,314	2,097	159	4,702	1,121
Texas	3,513	976	4,532	(2,069)	6,897	9,021	6,578
Total provision for loan losses	$12,259	$10,398	$15,095	$17,709	$15,770	$37,752	$59,403

NET CHARGE-OFFS
Florida	$8,951	$5,880	$8,989	$8,174	$131	$23,820	$28,231
Mississippi (1)	3,879	3,885	6,777	5,448	9,629	14,541	16,351
Tennessee (2)	3,475	1,031	426	1,169	872	4,932	2,554
Texas	2,152	589	922	2,272	3,873	3,663	4,173
Total net charge-offs	$18,457	$11,385	$17,114	$17,063	$14,505	$46,956	$51,309

CREDIT QUALITY RATIOS
Net charge offs/average loans	1.18%	0.72%	1.08%	1.03%	0.86%	0.99%	1.00%
Provision for loan losses/average loans	0.78%	0.66%	0.95%	1.07%	0.93%	0.80%	1.16%
Nonperforming loans/total loans (incl LHFS)	2.54%	2.55%	2.61%	2.16%	2.09%
Nonperforming assets/total loans (incl LHFS)	3.89%	4.01%	4.04%	3.53%	3.18%
Nonperforming assets/total loans (incl LHFS) +ORE	3.84%	3.95%	3.99%	3.48%	3.14%
ALL/total loans (excl LHFS)	1.57%	1.66%	1.65%	1.64%	1.61%
ALL-commercial/total commercial loans	1.97%	2.10%	2.10%	2.10%	2.08%
ALL-consumer/total consumer and home mortgage loans	0.81%	0.82%	0.80%	0.80%	0.76%
ALL/nonperforming loans	59.29%	62.96%	61.41%	73.43%	74.38%
ALL/nonperforming loans -
(excl impaired loans with no specific reserves)	140.94%	148.86%	131.36%	150.13%	117.93%

CAPITAL RATIOS
Total equity/total assets	12.31%	12.36%	12.14%	11.65%	13.04%
Common equity/total assets	12.31%	12.36%	12.14%	11.65%	10.83%
Tangible common equity/tangible assets	9.34%	9.32%	9.11%	8.67%	7.76%
Tangible common equity/risk-weighted assets	12.78%	12.51%	12.15%	11.55%	10.15%
Tier 1 leverage ratio	10.26%	10.07%	9.81%	9.74%	10.70%
Tier 1 common risk-based capital ratio	12.72%	12.51%	12.14%	11.63%	10.15%
Tier 1 risk-based capital ratio	13.75%	13.53%	13.15%	12.61%	14.11%
Total risk-based capital ratio	15.75%	15.53%	15.15%	14.58%	16.09%

(1) - Mississippi includes Central and Southern Mississippi Regions
(2) - Tennessee includes Memphis, Tennessee and Northern Mississippi Regions

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIALS September 30, 2010 ($ in thousands) (unaudited)

Note 1 - Securities Available for Sale and Held to Maturity

The following table is a summary of the estimated fair value of securities available for sale and the amortized cost of securities held to maturity ($ in thousands):

	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009
SECURITIES AVAILABLE FOR SALE
U.S. Government agency obligations
Issued by U.S. Government agencies	$14	$16	$18	$20	$21
Issued by U.S. Government sponsored agencies	149,588	124,566	68,574	47,917	24,992
Obligations of states and political subdivisions	148,772	125,234	123,292	117,508	151,427
Mortgage-backed securities
Residential mortgage pass-through securities
Guaranteed by GNMA	13,273	13,390	11,986	12,192	9,590
Issued by FNMA and FHLMC	243,220	142,900	51,292	49,279	7,229
Other residential mortgage-backed securities
Issued or guaranteed by FNMA, FHLMC, or GNMA	1,366,373	1,333,725	1,387,752	1,382,556	1,258,779
Commercial mortgage-backed securities
Issued or guaranteed by FNMA, FHLMC, or GNMA	41,359	40,789	57,485	68,735	70,359
Corporate debt securities	6,025	6,090	6,166	6,189	6,228
Total securities available for sale	$1,968,624	$1,786,710	$1,706,565	$1,684,396	$1,528,625

SECURITIES HELD TO MATURITY
Obligations of states and political subdivisions	$61,139	$64,517	$69,975	$74,643	$78,522
Mortgage-backed securities
Residential mortgage pass-through securities
Guaranteed by GNMA	6,462	6,591	6,801	7,044	7,269
Other residential mortgage-backed securities
Issued or guaranteed by FNMA, FHLMC, or GNMA	98,217	118,708	136,054	148,226	153,728
Commercial mortgage-backed securities
Issued or guaranteed by FNMA, FHLMC, or GNMA	3,031	3,044	3,058	3,071	3,084
Total securities held to maturity	$168,849	$192,860	$215,888	$232,984	$242,603

Management continues to focus on asset quality as one of the strategic goals of the securities portfolio, which is evidenced by the investment of approximately 91% of the portfolio in U.S. Government agency-backed obligations and other AAA rated securities.  None of the securities owned by Trustmark are collateralized by assets which are considered sub-prime. Furthermore, outside of membership in the Federal Home Loan Bank of Dallas, Federal Reserve Bank and Depository Trust and Clearing Corporation, Trustmark does not hold any equity investment in government sponsored entities.

Note 2 – Loan Composition

LOANS BY TYPE	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009
Loans secured by real estate:
Construction, land development and other land loans	$615,554	$737,015	$803,942	$830,069	$872,367
Secured by 1-4 family residential properties	1,672,199	1,630,353	1,637,121	1,650,743	1,637,322
Secured by nonfarm, nonresidential properties	1,531,953	1,463,657	1,466,296	1,467,307	1,472,147
Other real estate secured	203,931	189,118	194,641	197,421	209,957
Commercial and industrial loans	1,016,292	1,040,152	1,041,580	1,059,164	1,101,967
Consumer loans	444,927	492,262	542,488	606,315	661,075
Other loans	513,848	502,438	484,810	508,778	427,605
Loans	5,998,704	6,054,995	6,170,878	6,319,797	6,382,440
Allowance for loan losses	(94,458)	(100,656)	(101,643)	(103,662)	(103,016)
Net Loans	$5,904,246	$5,954,339	$6,069,235	$6,216,135	$6,279,424

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIALS September 30, 2010 ($ in thousands) (unaudited)

Note 2 – Loan Composition (continued)
	September 30, 2010
LOAN COMPOSITION BY REGION	Total	Florida	Mississippi (Central and Southern Regions)	Tennessee (Memphis, TN and Northern MS Regions)	Texas
Loans secured by real estate:
Construction, land development and other land loans	$615,554	$145,907	$258,054	$44,090	$167,503
Secured by 1-4 family residential properties	1,672,199	73,738	1,397,624	161,451	39,386
Secured by nonfarm, nonresidential properties	1,531,953	184,992	821,502	208,986	316,473
Other real estate secured	203,931	12,223	159,059	9,102	23,547
Commercial and industrial loans	1,016,292	17,512	733,089	78,949	186,742
Consumer loans	444,927	1,636	410,578	25,175	7,538
Other loans	513,848	28,194	432,396	17,805	35,453
Loans	$5,998,704	$464,202	$4,212,302	$545,558	$776,642

CONSTRUCTION, LAND DEVELOPMENT AND OTHER LAND LOANS BY REGION
Lots	$85,993	$48,700	$24,075	$2,638	$10,580
Development	169,767	24,060	61,000	7,978	76,729
Unimproved land	227,186	61,676	104,034	25,646	35,830
1-4 family construction	99,193	7,864	63,322	4,726	23,281
Other construction	33,415	3,607	5,623	3,102	21,083
Construction, land development and other land loans	$615,554	$145,907	$258,054	$44,090	$167,503

LOANS SECURED BY NONFARM, NONRESIDENTIAL PROPERTIES BY REGION
Income producing:
Retail	$174,038	$40,237	$73,008	$26,760	$34,033
Office	170,355	59,339	80,703	15,100	15,213
Nursing homes/assisted living	123,731	-	113,713	4,643	5,375
Hotel/motel	66,109	11,362	30,128	10,876	13,743
Industrial	32,704	9,830	4,879	1,176	16,819
Health care	13,294	-	12,156	62	1,076
Convenience stores	11,288	262	5,783	2,519	2,724
Other	172,711	13,153	74,436	11,071	74,051
Total income producing loans	764,230	134,183	394,806	72,207	163,034

Owner-occupied:
Office	126,041	17,824	64,925	18,765	24,527
Churches	120,535	2,291	55,495	58,983	3,766
Industrial warehouses	96,010	2,468	58,158	409	34,975
Health care	80,918	11,138	54,803	7,210	7,767
Convenience stores	65,514	1,287	38,876	2,884	22,467
Retail	33,843	5,837	17,764	1,569	8,673
Restaurants	32,779	828	24,017	6,627	1,307
Auto dealerships	21,308	615	15,883	1,559	3,251
Other	190,775	8,521	96,775	38,773	46,706
Total owner-occupied loans	767,723	50,809	426,696	136,779	153,439

Loans secured by nonfarm, nonresidential properties	$1,531,953	$184,992	$821,502	$208,986	$316,473

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIALS September 30, 2010 ($ in thousands) (unaudited)

Note 2 – Loan Composition (continued)

	September 30, 2010

				Classified (3)
FLORIDA CREDIT QUALITY	Total Loans	Criticized Loans (1)	Special Mention (2)	Accruing	Nonimpaired Nonaccrual	Impaired Nonaccrual (4)
Construction, land development and other land loans:
Lots	$48,700	$19,616	$93	$9,271	$4,830	$5,422
Development	24,060	13,862	-	3,573	328	9,961
Unimproved land	61,676	38,876	21,771	5,447	1,417	10,241
1-4 family construction	7,864	5,660	-	1,474	-	4,186
Other construction	3,607	-	-	-	-	-
Construction, land development and other land loans	145,907	78,014	21,864	19,765	6,575	29,810
Commercial, commercial real estate and consumer	318,295	76,766	15,623	31,769	10,173	19,201

Total Florida loans	$464,202	$154,780	$37,487	$51,534	$16,748	$49,011

FLORIDA CREDIT QUALITY (continued)	Total Loans Less Impaired Loans	Loan Loss Reserves	Loan Loss Reserve % of Nonimpaired Loans
Construction, land development and other land loans:
Lots	$43,278	$4,654	10.75%
Development	14,099	1,546	10.97%
Unimproved land	51,435	6,158	11.97%
1-4 family construction	3,678	435	11.83%
Other construction	3,607	185	5.13%
Construction, land development and other land loans	116,097	12,978	11.18%
Commercial, commercial real estate and consumer	299,094	6,787	2.27%

Total Florida loans	$415,191	$19,765	4.76%

(1)	Criticized loans equal all special mention and classified loans.
(2)	Special mention loans exhibit potential credit weaknesses that, if not resolved, may ultimately result in a more severe classification.
(3)	Classified loans include those loans identified by management as exhibiting well-defined credit weaknesses that may jeopardize repayment in full of the debt.
(4)
All nonaccrual loans over $500 thousand are individually assessed for impairment.  Impaired loans have been determined to be collateral dependent and assessed using a fair value approach.  Fair value estimates begin with appraised values, normally from recently received and reviewed appraisals.  Appraised values are adjusted down for costs associated with asset disposal.  When a loan is deemed to be impaired, the full difference between book value and the most likely estimate of the asset’s net realizable value is charged off.

LOAN COMPOSITION -FLORIDA	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009
Loans secured by real estate:
Construction, land development and other land loans	$145,907	$173,932	$183,670	$198,906	$211,974
Secured by 1-4 family residential properties	73,738	77,680	81,297	87,282	92,088
Secured by nonfarm, nonresidential properties	184,992	178,297	179,637	180,267	182,548
Other real estate secured	12,223	8,062	5,195	5,388	12,891
Commercial and industrial loans	17,512	25,254	22,100	19,869	19,762
Consumer loans	1,636	1,756	2,077	2,287	2,276
Other loans	28,194	29,354	29,480	29,655	29,880
Loans	$464,202	$494,335	$503,456	$523,654	$551,419

CONSTRUCTION, LAND DEVELOPMENT AND OTHER LAND LOANS - FLORIDA
Lots	$48,700	$54,406	$57,436	$61,725	$63,645
Development	24,060	24,632	27,381	27,227	28,376
Unimproved land	61,676	69,003	71,271	76,762	83,437
1-4 family construction	7,864	9,148	10,247	10,929	13,237
Other construction	3,607	16,743	17,335	22,263	23,279
Construction, land development and other land loans	$145,907	$173,932	$183,670	$198,906	$211,974

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIALS September 30, 2010 ($ in thousands) (unaudited)

Note 3 – Stockholders’ Equity

Common Stock Offering
On December 7, 2009, Trustmark completed a public offering of 6,216,216 shares of its common stock, including 810,810 shares issued pursuant to the exercise of the underwriters’ over-allotment option, at a price of $18.50 per share. Trustmark received net proceeds of approximately $109.3 million after deducting underwriting discounts, commissions and estimated offering expenses.  Proceeds from this offering were used in the redemption of preferred stock discussed below.

Repurchase of Preferred Stock
On November 21, 2008, Trustmark issued 215,000 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, (Senior Preferred Stock) to the U.S. Treasury (Treasury) in a private placement transaction as part of the Troubled Assets Relief Program Capital Purchase Program (TARP CPP), a voluntary initiative for healthy U.S. financial institutions. As part of its participation in the TARP CPP, Trustmark also issued to the Treasury a ten-year warrant (the Warrant) to purchase up to 1,647,931 shares of Trustmark’s common stock, at an initial exercise price of $19.57 per share, subject to customary anti-dilution adjustments.

On December 9, 2009, Trustmark completed the repurchase of its 215,000 shares of Senior Preferred Stock from the Treasury at a purchase price of $215.0 million plus a final accrued dividend of $716.7 thousand.  The repurchase of the Senior Preferred Stock resulted in a one-time, non-cash charge of approximately $8.2 million to net income available to common shareholders in Trustmark’s fourth quarter financial statements for the unaccreted discount recorded at the date of issuance of the Senior Preferred Stock.  In addition, on December 30, 2009, Trustmark repurchased in full from the Treasury, the Warrant to purchase 1,647,931 shares of Trustmark’s common stock, which was issued to the Treasury pursuant to the TARP CPP.  The purchase price paid by Trustmark to the Treasury for the Warrant was its fair value of $10.0 million.

Note 4 – Yields on Earning Assets and Interest-Bearing Liabilities

The following table illustrates the yields on earning assets by category as well as the rates paid on interest-bearing liabilities on a tax equivalent basis:
	Quarter Ended					Nine Months Ended
	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009	9/30/2010	9/30/2009
Securities – Taxable	4.11%	4.50%	4.73%	4.82%	4.94%	4.44%	5.11%
Securities – Nontaxable	5.51%	5.65%	5.82%	5.82%	5.96%	5.66%	6.26%
Securities – Total	4.22%	4.59%	4.82%	4.91%	5.02%	4.54%	5.19%
Loans	5.31%	5.37%	5.32%	5.31%	5.32%	5.33%	5.34%
FF Sold & Rev Repo	0.42%	0.38%	0.31%	0.45%	0.50%	0.37%	0.44%
Other Earning Assets	3.92%	3.79%	3.36%	3.38%	3.44%	3.66%	3.16%
Total Earning Assets	5.04%	5.18%	5.19%	5.21%	5.24%	5.14%	5.29%

Interest-bearing Deposits	0.84%	0.90%	1.01%	1.21%	1.33%	0.92%	1.51%
FF Pch & Repo	0.22%	0.21%	0.15%	0.15%	0.17%	0.19%	0.19%
Borrowings	2.01%	2.02%	1.64%	1.57%	1.54%	1.87%	1.35%
Total Interest-bearing Liabilities	0.85%	0.91%	0.97%	1.14%	1.23%	0.91%	1.37%

Net interest margin	4.39%	4.47%	4.42%	4.33%	4.28%	4.43%	4.22%

During the third quarter of 2010, the net interest margin decreased 8 basis points to 4.39%, from 4.47% for the second quarter of 2010. The decrease is primarily a result of the downward repricing of fixed-rate assets, mostly within Trustmark's investment securities portfolio, which was partially offset by declines in interest-bearing deposit costs.

Note 5 – Other Noninterest Expense

Other noninterest expense consisted of the following ($ in thousands):

	Quarter Ended					Nine Months Ended
	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009	9/30/2010	9/30/2009
FDIC assessment expense	$3,037	$3,035	$3,147	$2,865	$2,913	$9,219	$12,943
ORE/Foreclosure expense	8,728	9,278	3,061	3,626	5,871	21,067	9,234
Other expense	8,598	9,146	7,707	7,881	8,731	25,451	25,653
Total other expense	$20,363	$21,459	$13,915	$14,372	$17,515	$55,737	$47,830

Note 6 – Mortgage Banking

Trustmark utilizes a portfolio of exchange-traded derivative instruments, such as Treasury note futures contracts and exchange-traded option contracts, to achieve a fair value return that offsets the changes in fair value of MSR attributable to interest rates. These transactions are considered freestanding derivatives that do not otherwise qualify for hedge accounting.  Changes in the fair value of these exchange-traded derivative instruments are recorded in noninterest income in mortgage banking, net and are offset by the changes in the fair value of MSR.  The MSR fair value represents the effect of present value decay and the effect of changes in interest rates.  Ineffectiveness of hedging the MSR fair value is measured by comparing the total hedge cost to the changes in the fair value of the MSR asset attributable to interest rate changes.  The impact of this strategy resulted in a net positive ineffectiveness of $2.9 million and $2.1 million for the quarters ended September 30, 2010 and 2009, respectively.  For the nine months ended September 30, 2010 and 2009, the impact was a net positive ineffectiveness of $7.6 million and a net negative ineffectiveness of $0.4 million, respectively.  The accompanying table shows that the MSR value decreased $3.1 million for the quarter ended September 30, 2010 primarily due to a decline in mortgage rates.  More than offsetting the MSR change is a $6.0 million increase in the value of derivative instruments primarily due to a decline in the 10-year Treasury note yield.

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIALS September 30, 2010 ($ in thousands) (unaudited)

Note 6 – Mortgage Banking (continued)

The following table illustrates the components of mortgage banking revenues included in noninterest income in the accompanying income statements:

	Quarter Ended					Nine Months Ended
	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009	9/30/2010	9/30/2009
Mortgage servicing income, net	$3,406	$3,495	$3,449	$3,763	$4,092	$10,350	$12,122
Change in fair value-MSR from runoff	(2,255)	(1,374)	(1,170)	(1,219)	(1,608)	(4,799)	(7,348)
Gain on sales of loans, net	3,911	1,897	3,755	3,738	4,081	9,563	17,017
Other, net	1,919	1,193	(1,002)	(139)	179	2,110	961
Mortgage banking income before hedge ineffectiveness	6,981	5,211	5,032	6,143	6,744	17,224	22,752
Change in fair value-MSR from market changes	(3,115)	(8,631)	(3,067)	2,710	(9,344)	(14,813)	3,897
Change in fair value of derivatives	5,995	12,330	4,107	(2,301)	11,471	22,432	(4,328)
Net positive (negative) hedge ineffectiveness	2,880	3,699	1,040	409	2,127	7,619	(431)
Mortgage banking, net	$9,861	$8,910	$6,072	$6,552	$8,871	$24,843	$22,321

During the first quarter of 2010, Trustmark completed the final settlement of the sale of approximately $920.9 million in mortgages serviced for others, which reduced Trustmark’s MSR by approximately $8.5 million.   The effect of this transaction did not have a material impact on Trustmark's results of operations.

Note 7 – Non-GAAP Financial Measures

In addition to capital ratios defined by generally accepted accounting principles (GAAP) and banking regulators, Trustmark utilizes various tangible common equity measures when evaluating capital utilization and adequacy.  Tangible common equity, as defined by Trustmark, represents common equity less goodwill and identifiable intangible assets.

Trustmark believes these measures are important because they reflect the level of capital available to withstand unexpected market conditions. Additionally, presentation of these measures allows readers to compare certain aspects of Trustmark’s capitalization to other organizations.  These ratios differ from capital measures defined by banking regulators principally in that the numerator excludes shareholders’ equity associated with preferred securities, the nature and extent of which varies across organizations.

These calculations are intended to complement the capital ratios defined by GAAP and banking regulators.  Because GAAP does not include these capital ratio measures, Trustmark believes there are no comparable GAAP financial measures to these tangible common equity ratios.  Despite the importance of these measures to Trustmark, there are no standardized definitions for them and, as a result, Trustmark’s calculations may not be comparable with other organizations. Also there may be limits in the usefulness of these measures to investors. As a result, Trustmark encourages readers to consider its consolidated financial statements in their entirety and not to rely on any single financial measure. The following table reconciles Trustmark’s calculation of these measures to amounts reported under GAAP.

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIALS September 30, 2010 ($ in thousands) (unaudited)

Note 7 - Non-GAAP Financial Measures (continued)
			Quarter Ended					Nine Months Ended
			9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009	9/30/2010	9/30/2009
TANGIBLE COMMON EQUITY
AVERAGE BALANCES
Total shareholders' equity			$1,155,054	$1,138,935	$1,123,356	$1,205,712	$1,216,987	$1,139,231	$1,205,619
Less:	Preferred stock		-	-	-	(157,270)	(206,308)	-	(205,865)
Total average common equity			1,155,054	1,138,935	1,123,356	1,048,442	1,010,679	1,139,231	999,754
Less:	Goodwill		(291,104)	(291,104)	(291,104)	(291,104)	(291,104)	(291,104)	(291,104)
	Identifiable intangible assets		(17,716)	(18,596)	(19,484)	(20,426)	(21,430)	(18,594)	(22,424)
Total average tangible common equity			$846,234	$829,235	$812,768	$736,912	$698,145	$829,533	$686,226

PERIOD END BALANCES
Total shareholders' equity			$1,158,792	$1,142,380	$1,128,529	$1,110,060	$1,221,361
Less:	Preferred stock		-	-	-	-	(206,461)
Total common equity			1,158,792	1,142,380	1,128,529	1,110,060	1,014,900
Less:	Goodwill		(291,104)	(291,104)	(291,104)	(291,104)	(291,104)
	Identifiable intangible assets		(17,181)	(18,062)	(18,944)	(19,825)	(20,819)
Total tangible common equity		(a)	$850,507	$833,214	$818,481	$799,131	$702,977

TANGIBLE ASSETS
Total assets			$9,416,905	$9,244,545	$9,293,215	$9,526,018	$9,368,498
Less:	Goodwill		(291,104)	(291,104)	(291,104)	(291,104)	(291,104)
	Identifiable intangible assets		(17,181)	(18,062)	(18,944)	(19,825)	(20,819)
Total tangible assets		(b)	$9,108,620	$8,935,379	$8,983,167	$9,215,089	$9,056,575

Risk-weighted assets		(c)	$6,653,479	$6,658,897	$6,737,084	$6,918,802	$6,923,907

NET INCOME ADJUSTED FOR INTANGIBLE AMORTIZATION
Net income available to common shareholders			$25,860	$26,161	$23,455	$13,877	$22,370	$75,476	$59,172
Plus:	Intangible amortization net of tax		545	545	545	614	619	1,635	1,855
Net income adjusted for intangible amortization			$26,405	$26,706	$24,000	$14,491	$22,989	$77,111	$61,027

Period end common shares outstanding		(d)	63,885,959	63,885,403	63,844,500	63,673,839	57,440,047

TANGIBLE COMMON EQUITY MEASUREMENTS
Return on average tangible common equity 1			12.38%	12.92%	11.98%	7.80%	13.06%	12.43%	11.89%
Tangible common equity/tangible assets		(a)/(b)	9.34%	9.32%	9.11%	8.67%	7.76%
Tangible common equity/risk-weighted assets		(a)/(c)	12.78%	12.51%	12.15%	11.55%	10.15%
Tangible common book value		(a)/(d)*1,000	$13.31	$13.04	$12.82	$12.55	$12.24

TIER 1 COMMON RISK-BASED CAPITAL
Total shareholders' equity			$1,158,792	$1,142,380	$1,128,529	$1,110,060	$1,221,361
Eliminate qualifying AOCI			(9,648)	(5,404)	(4,464)	1,624	(3,072)
Qualifying tier 1 capital			68,000	68,000	68,000	68,000	68,000
Disallowed goodwill			(291,104)	(291,104)	(291,104)	(291,104)	(291,104)
Adj to goodwill allowed for deferred taxes			9,863	9,510	9,158	8,805	8,453
Other disallowed intangibles			(17,181)	(18,062)	(18,944)	(19,825)	(20,819)
Disallowed servicing intangible			(4,197)	(4,304)	(5,004)	(5,051)	(5,604)
Total tier 1 capital			$914,525	$901,016	$886,171	$872,509	$977,215
Less:	Qualifying tier 1 capital		(68,000)	(68,000)	(68,000)	(68,000)	(68,000)
	Preferred stock		-	-	-	-	(206,461)
Total tier 1 common capital		(e)	$846,525	$833,016	$818,171	$804,509	$702,754

Tier 1 common risk-based capital ratio		(e)/(c)	12.72%	12.51%	12.14%	11.63%	10.15%

1 Calculation = ((net income adjusted for intangible amortization/number of days in period)*number of days in year)/total average tangible common equity